UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09687

              ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2004

                   Date of reporting period: November 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Large-Cap Value
-------------------------------------------------------------------------------


[LOGO]AllianceBernstein (SM)
Investment Research and Management


AllianceBernstein Focused Growth & Income Fund


Annual Report -- November 30, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 28, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Focused Growth & Income Fund, formerly AllianceBernstein Disciplined Value Fund, (the "Fund") for the annual reporting period ended November 30, 2004.

Investment Objective and Policies

This open-end fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund expects, under normal circumstances, to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in non-U.S. companies.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2004. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Multi-Cap Core Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its benchmark, the Russell 1000 Value Index, and the Lipper Average during both the six- and 12-month periods ended November 30, 2004. The Fund's underweighted positions in the strongest performing Russell 1000 Value Index sectors were primarily responsible for its underperformance during the six- and 12-month periods ended November 30, 2004.

Fund performance proved disappointing as our perception of relative value resulted in the Fund being underweighted in stock sectors of the Russell 1000 Value Index that performed best during the annual reporting period ended November 30, 2004. Specifically, as a result of high valuations, the Fund had an underweighted position in basic materials, financials (e.g., regional banks), and was void of utilities (e.g., telecommunication services and electricity generation). The premature reduction in the Fund's energy investments also contributed to recent weak relative performance. Also, individual stock selection was less effective than last year, as the Fund's investments in media and pharmaceutical companies weighed on performance. By way of internal performance attribution analysis, the Fund's sector decisions contributed approximately two-thirds of performance shortfall versus its benchmark during both the six- and 12-month reporting periods.

During the six-month reporting period ended November 30, 2004, the Russell 1000 Value Index was the best performing large company index; therefore, it proved to be extremely difficult to beat. In fact, with the exception of the second quarter of 2004, the Russell 1000 Value Index outperformed the broad market in every quarter since March 2003, and substantially outperformed the broad market since early 2000. The deepest value (e.g., the


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 1


lowest price-to-book value stocks) portion of the Russell 1000 Value Index performed best, dramatically outperforming the highest price-to-book value stocks during the semi-annual reporting period. As interest rates moved lower and commodity prices moved higher, it was the low price-to-book value stocks that led the Russell 1000 Value Index's performance charge.

Market Review and Investment Strategy

Within the equity markets, valuation differentials between individual companies were quite narrow. As the spread between the cheapest and most expensive stocks remained compressed--not only between sectors but also within industries--the valuation opportunity, as the management team measured it, became limited. Thus, it became increasingly difficult to distinguish potential winners from losers. Furthermore, investors had been acting in tandem to an unusual degree, reacting apparently en masse to broad threats and opportunities, rather than staking out positions on the fundamentals of individual stocks. As a result, sector allocation rather than stock selection was the primary driver of portfolio returns for most of the annual reporting period. This did not play to the management team's strong suit as value managers emphasizing research-driven stock selection.

Our search for value in a period of tightening valuation spreads sent us down two diametrically opposed paths over the past several years. At the end of 2002, we began to focus on technology and high-beta names that had been underperforming for most of the prior year in the run-up to the Iraq war, when investor risk aversion was high. We considered the downdraft in these stocks overdone, based on research indicating that the companies' fundamentals were likely to hold up better-than-expected and that they would be beneficiaries of easing credit conditions and an improving economic backdrop. These stocks soared when the economy strengthened and credit spreads narrowed in 2003, which contributed to the Fund's strong performance. The rally in these stocks was so vigorous that, by mid-2003, the best opportunities emerged in large-cap quality companies that had been left behind. However, we remained confident that our strategy of emphasizing large-cap quality names would ultimately prevail.

The securities we bought and sold for the Fund during the period under review were selected, as they always are, within the framework of our proprietary relative value investment process. For each of the large number of companies covered by AllianceBernstein's fundamental research analysts, we systematically compared the relationship of a company's securities valuation to its forecast fundamental performance. The attractiveness of each security in the closely followed research universe was summarized by ranking stocks based on relative valuation and relative earnings estimate revision factors. In combination, we believed these factors provided a useful summary of relative stock price attractiveness based on traditional fundamental research activities and provided an excellent foundation for the Fund's investment decisions.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


While our definition of value was constant, the perception of value depended on how the market was trading off the importance between the moving parts of the ranking system-relative valuation, relative earnings, and relative price. As the Fund responded to shifts in the ranking system's perception of value, we expected its characteristics to consistently capture a very attractive relationship between portfolio valuation and prospective earnings growth.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Focused Growth & Income Fund. Mr. Michel served the interests of the Fund's shareholders for the last five years. His hard work, dedication and contributions to the Fund will be greatly missed.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended November 30, 2004, the Lipper Multi-Cap Core Funds Average consisted of 779 and 699 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to AllianceBernstein Focused Growth & Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED NOVEMBER 30, 2004                        6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth & Income Fund
   Class A                                               2.51%        10.70%
-------------------------------------------------------------------------------
   Class B                                               2.16%         9.91%
-------------------------------------------------------------------------------
   Class C                                               2.16%         9.91%
-------------------------------------------------------------------------------
   Class R                                               2.37%        10.48%
-------------------------------------------------------------------------------
Russell 1000 Value Index                                11.01%        19.67%
-------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average                      6.06%        11.52%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
12/22/99* TO 11/30/04


AllianceBernstein Focused Growth & Income Fund Class A: $14,161
Russell 1000 Value Index: $12,770


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                         AllianceBernstein
                      Focused Growth & Income      Russell 1000
                            Fund Class A            Value Index
-------------------------------------------------------------------------------
     12/22/99*                $  9,575                $ 10,000
     11/30/00                 $ 10,935                $ 10,403
     11/30/01                 $ 12,619                $ 10,077
     11/30/02                 $ 10,460                $  9,108
     11/30/03                 $ 12,792                $ 10,671
     11/30/04                 $ 14,161                $ 12,770


*  Since inception of the Fund's Class A shares on 12/22/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Focused Growth & Income Fund Class A shares (from 12/22/99* to 11/30/04) as compared to the performance of its benchmark, the Russell 1000 Value Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 5


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2004
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         10.70%              5.99%
Since Inception*                8.24%              7.30%

Class B Shares
1 Year                          9.91%              5.91%
Since Inception*                7.50%              7.50%

Class C Shares
1 Year                          9.91%              8.91%
Since Inception*                7.49%              7.49%

Class R
1 Year                         10.48%
Since Inception*               10.57%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2004)
--------------------------------------------------------------

Class A Shares
1 Year                                             4.23%
5 Year                                             7.58%
Since Inception*                                   8.25%

Class B Shares
1 Year                                             4.08%
5 Year                                             7.79%
Since Inception*                                   8.44%

Class C Shares
1 Year                                             7.09%
5 Year                                             7.77%
Since Inception*                                   8.43%


* Inception dates: 12/22/99 for Class A, B and C shares; 11/3/03 for Class R shares.

See Historical Performance disclosures on page 4.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                   Ending
                                               Beginning        Account Value
                                             Account Value       November 30,    Expenses Paid
                                             June 1, 2004           2004         During Period*
-----------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,025.13           $6.18
Hypothetical (5% return before expenses)         $1,000           $1,018.90           $6.16
-----------------------------------------------------------------------------------------------
Class B
Actual                                           $1,000           $1,021.58           $9.86
Hypothetical (5% return before expenses)         $1,000           $1,015.25           $9.82
-----------------------------------------------------------------------------------------------
Class C
Actual                                           $1,000           $1,021.59           $9.75
Hypothetical (5% return before expenses)         $1,000           $1,015.35           $9.72
-----------------------------------------------------------------------------------------------
Class R
Actual                                           $1,000           $1,023.74           $7.34
Hypothetical (5% return before expenses)         $1,000           $1,017.75           $7.31
-----------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.22%, 1.95%, 1.93% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 7


                                     Portfolio Summary and Ten Largest Holdings
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
November 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $509.4


SECTOR BREAKDOWN*

     24.7%   Finance
     21.8%   Health Care
     15.6%   Consumer Services
      8.3%   Consumer Staples
      7.2%   Capital Goods
      6.4%   Technology                             [PIE CHART OMITTED]
      2.7%   Transportation
      2.1%   Energy
      1.6%   Basic Industry
      0.9%   Consumer Manufacturing

      8.7%   Short-Term


TEN LARGEST HOLDINGS
November 30, 2004
Focused Growth & Income Fund

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Time Warner, Inc.                                $ 22,137,500           4.3%
-------------------------------------------------------------------------------
Boston Scientific Corp.                            20,886,000           4.1
-------------------------------------------------------------------------------
Microsoft Corp.                                    20,107,500           3.9
-------------------------------------------------------------------------------
Viacom, Inc. Cl. B                                 19,952,500           3.9
-------------------------------------------------------------------------------
JP Morgan Chase & Co.                              19,013,250           3.7
-------------------------------------------------------------------------------
ACE, Ltd. (Bermuda)                                18,189,000           3.6
-------------------------------------------------------------------------------
American International Group                       18,118,100           3.6
-------------------------------------------------------------------------------
Citigroup, Inc.                                    17,900,000           3.5
-------------------------------------------------------------------------------
General Electric Co.                               17,680,000           3.5
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                           16,570,000           3.3
-------------------------------------------------------------------------------
                                                 $190,553,850          37.4%


* All data are as of November 30, 2004. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2004


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-92.9%

Finance-25.1%
Banking - Money Center-4.6%
JPMorgan Chase & Co.                                  505,000     $  19,013,250
Wachovia Corp.                                         85,000         4,398,750
                                                                  -------------
                                                                     23,412,000
                                                                  -------------
Banking - Regional-2.6%
Bank of America Corp.                                 200,000         9,254,000
North Fork Bancorporation, Inc.*                      146,500         4,219,200
                                                                  -------------
                                                                     13,473,200
                                                                  -------------
Brokerage & Money Management-1.9%
Merrill Lynch & Co., Inc.                             175,000         9,749,250
                                                                  -------------
Insurance-12.5%
ACE, Ltd. (Bermuda)                                   450,000        18,189,000
American International Group                          286,000        18,118,100
Axis Capital Holdings, Ltd. (Bermuda)                 500,000        13,030,000
The Allstate Corp.                                     92,100         4,651,050
XL Capital, Ltd. Cl.A*                                125,000         9,420,000
                                                                  -------------
                                                                     63,408,150
                                                                  -------------
Miscellaneous-3.5%
Citigroup, Inc.                                       400,000        17,900,000
                                                                  -------------
                                                                    127,942,600
                                                                  -------------
Health Care-22.1%
Biotechnology-0.8%
Applera Corp.-Applied Biosystems Group                200,000         4,100,000
                                                                  -------------
Drugs-7.9%
Forest Laboratories, Inc.(a)                          250,000         9,742,500
Pfizer, Inc.                                          344,200         9,558,434
Watson Pharmaceuticals, Inc.(a)*                      250,000         7,262,500
Wyeth                                                 350,000        13,954,500
                                                                  -------------
                                                                     40,517,934
                                                                  -------------
Medical Products-5.2%
Beckman Coulter, Inc.*                                 87,300         5,714,658
Boston Scientific Corp.(a)                            600,000        20,886,000
                                                                  -------------
                                                                     26,600,658
                                                                  -------------
Medical Services-8.2%
Anthem, Inc.(a)*                                       85,000         8,613,050
HCA Healthcare Corp.                                   67,000         2,641,140
Health Management Associates, Inc. Cl.A*              225,000         4,970,250
UnitedHealth Group, Inc.                              200,000        16,570,000
WellPoint Health Networks, Inc.(a)                     70,700         8,844,570
                                                                  -------------
                                                                     41,639,010
                                                                  -------------
                                                                    112,857,602
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Consumer Services-15.9%
Broadcasting & Cable-12.7%
Clear Channel Communications, Inc.                    135,000     $   4,546,800
Comcast Corp. Cl.A(a)                                 300,000         9,012,000
Time Warner, Inc.(a)                                1,250,000        22,137,500
Viacom, Inc. Cl.B                                     575,000        19,952,500
Westwood One, Inc.(a)                                 400,000         8,968,000
                                                                  -------------
                                                                     64,616,800
                                                                  -------------
Restaurants & Lodging-0.3%
Wendy's International, Inc.*                           45,300         1,615,851
                                                                  -------------
Retail - General Merchandise-2.9%
The Home Depot, Inc.                                  350,000        14,612,500
                                                                  -------------
                                                                     80,845,151
                                                                  -------------
Consumer Staples-8.4%
Alcohol-0.8%
Diageo Plc (ADR) (United Kingdom)*                     75,000         4,225,500
                                                                  -------------
Cosmetics-1.9%
Avon Products, Inc.                                   255,000         9,572,700
                                                                  -------------
Food-0.0%
Dean Foods Co.(a)                                         800            25,336
                                                                  -------------
Household Products-1.4%
The Procter & Gamble Co.                              140,000         7,487,200
                                                                  -------------
Tobacco-4.3%
Altria Group, Inc.                                    200,000        11,498,000
Loews Corp. - Carolina Group                          350,000        10,290,000
                                                                  -------------
                                                                     21,788,000
                                                                  -------------
                                                                     43,098,736
                                                                  -------------
Capital Goods-7.4%
Electrical Equipment-1.5%
Emerson Electric Co.                                   65,000         4,343,300
Johnson Controls, Inc.                                 50,000         3,070,000
                                                                  -------------
                                                                      7,413,300
                                                                  -------------
Machinery-1.7%
Ingersoll-Rand Co. Cl.A (Bermuda)*                    115,000         8,558,300
                                                                  -------------
Miscellaneous-4.2%
General Electric Co.                                  500,000        17,680,000
United Technologies Corp.                              40,000         3,903,200
                                                                  -------------
                                                                     21,583,200
                                                                  -------------
                                                                     37,554,800
                                                                  -------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------

Technology-6.5%
Computer Services-1.9%
Fiserv, Inc.(a)                                       250,000     $   9,627,500
                                                                  -------------
Computer Software-3.9%
Microsoft Corp.                                       750,000        20,107,500
                                                                  -------------
Miscellaneous-0.7%
Molex, Inc. Cl.A(a)                                   150,000         3,643,500
                                                                  -------------
                                                                     33,378,500
                                                                  -------------
Transportation-2.8%
Railroad-2.8%
Burlington Northern Santa Fe Corp.                    105,000         4,729,200
Union Pacific Corp.*                                  150,000         9,516,000
                                                                  -------------
                                                                     14,245,200
                                                                  -------------
Energy-2.2%
Oil Service-2.2%
EnCana Corp. (Canada)*                                100,700         5,742,921
Nabors Industries, Ltd. (Barbados)(a)*                 77,100         4,009,200
Schlumberger, Ltd.                                     20,000         1,312,600
                                                                  -------------
                                                                     11,064,721
                                                                  -------------
Basic Industry-1.6%
Chemicals-1.6%
Air Products & Chemicals, Inc.                         80,000         4,580,000
E.I. du Pont de Nemours & Co.                          78,100         3,539,492
                                                                  -------------
                                                                      8,119,492
                                                                  -------------
Consumer Manufacturing-0.9%
Building & Related-0.9%
American Standard Cos., Inc.(a)*                      115,000         4,478,100
                                                                  -------------
Total Common Stocks
  (cost $425,419,070)                                               473,584,902
                                                                  -------------
SHORT-TERM INVESTMENT-8.9%
Time Deposit-8.9%
State Street Euro Dollar
  1.35%, 12/01/04
  (cost $45,275,000)                                 $ 45,275        45,275,000
                                                                  -------------
Total Investments Before Security Lending
  Collateral-101.8%
  (cost $470,694,070)                                               518,859,902
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 11


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                       Shares      U.S. $ Value
-------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-7.9%
Short-Term Investment
UBS Private Money Market Fund, LLC, 1.91%
  (cost $40,250,265)                               40,250,265     $  40,250,265
                                                                  -------------
Total Investments-109.7%
  (cost $510,944,335)                                               559,110,167
Other assets less liabilities-(9.7%)                                (49,721,236)
                                                                  -------------
Net Assets-100%                                                   $ 509,388,931
                                                                  =============


* Represents entire or partial securities out on loan. See note E for securities lending information.

(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2004


ASSETS
Investments in securities, at value (cost $510,944,335--
  including investment of cash collateral for securities
  loaned of $40,250,265)                                      $  559,110,167(a)
Cash                                                                     817
Dividends and interest receivable                                  2,897,548
Receivable for capital stock sold                                  1,476,885
Receivable for investment securities sold                            899,661
                                                              --------------
Total assets                                                     564,385,078
                                                              --------------
LIABILITIES
Payable for collateral on securities loaned                       40,250,265
Payable for investment securities purchased                       12,442,814
Payable for capital stock redeemed                                 1,588,365
Distribution fee payable                                             289,873
Advisory fee payable                                                 230,255
Transfer Agent fee payable                                            50,035
Administrative fee payable                                            14,165
Accrued expenses                                                     130,375
                                                              --------------
Total liabilities                                                 54,996,147
                                                              --------------
Net Assets                                                    $  509,388,931
                                                              ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                         $       35,351
Additional paid-in capital                                       458,216,414
Undistributed net investment income                                1,499,243
Accumulated net realized gain on investment transactions           1,472,091
Net unrealized appreciation of investments                        48,165,832
                                                              --------------
                                                              $  509,388,931
                                                              ==============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($224,377,358 / 15,272,995 shares of capital
  stock issued and outstanding)                                       $14.69
Sales charge--4.25% of public offering price                             .65
                                                                      ------
Maximum offering price                                                $15.34
                                                                      ======
Class B Shares
Net asset value and offering price per share
  ($202,458,607 / 14,260,145 shares of capital
  stock issued and outstanding)                                       $14.20
                                                                      ======
Class C Shares
Net asset value and offering price per share
  ($82,311,615 / 5,800,988 shares of capital
  stock issued and outstanding)                                       $14.19
                                                                      ======
Class R Shares
Net asset value, redemption, and offering price per share
  ($241,351 / 16,459 shares of capital stock
  issued and outstanding)                                             $14.66
                                                                      ======


(a)  Includes securities on loan with a value of $39,246,344 (see Note E).

     See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 13


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $34,300)                            $  9,521,092
Interest                                               167,981     $  9,689,073
                                                  ------------
EXPENSES
Advisory fee                                         3,577,891
Distribution fee -- Class A                            645,416
Distribution fee -- Class B                          2,079,878
Distribution fee -- Class C                            851,651
Distribution fee -- Class R                                428
Transfer agency                                      1,029,637
Printing                                               185,515
Custodian                                              173,732
Registration                                           103,742
Legal                                                   93,692
Administrative                                          88,511
Audit                                                   52,084
Directors' fees                                         21,650
Miscellaneous                                           27,635
                                                  ------------
Total expenses                                       8,931,462
Less: expenses waived and reimbursed by
  the Adviser and the Transfer Agent
  (see Note B)                                        (741,580)
Less: expense offset arrangement
  (see Note B)                                             (52)
                                                  ------------
Net expenses                                                          8,189,830
                                                                   ------------
Net investment income                                                 1,499,243
                                                                   ------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENT TRANSACTIONS
Net realized gain on investment
  transactions                                                       33,088,053
Net change in unrealized
  appreciation/depreciation
  of investments                                                      8,255,807
                                                                   ------------
Net gain on investment transactions                                  41,343,860
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $ 42,843,103
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended       Year Ended
                                                  November 30,     November 30,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                     $   1,499,243    $  (1,681,751)
Net realized gain on investment
  transactions                                      33,088,053       25,332,701
Net change in unrealized
  appreciation/depreciation
  of investments                                     8,255,807       31,818,043
                                                 -------------    -------------
Net increase in net assets
  from operations                                   42,843,103       55,468,993

CAPITAL STOCK TRANSACTIONS
Net increase                                        48,919,998      137,965,787
                                                 -------------    -------------
Total increase                                      91,763,101      193,434,780

NET ASSETS
Beginning of period                                417,625,830      224,191,050
                                                 -------------    -------------
End of period (including undistributed
  net investment income of
  $1,499,243 and $0, respectively)               $ 509,388,931    $ 417,625,830
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Focused Growth & Income Fund, Inc. (the "Fund"), formerly AllianceBernstein Disciplined Value Fund, Inc. organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day,


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Class R shares.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 2.50%, 3.20%, 3.20% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Class R shares, respectively. For the year ended November 30, 2004, there were no fees waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $707,211. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $88,511 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2004.

The Fund compensates Alliance Global Investor Services, Inc., ("AGIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $624,959 for the year ended November 30, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $34,369.

For the year ended November 30, 2004, the Fund's expenses were reduced by $52 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $28,254 from the sale of Class A shares and received $2,579, $312,820 and $19,347 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2004.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Brokerage commissions paid on investment transactions for the year ended November 30, 2004, amounted to $1,869,926, of which $212,185 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares and .50 of 1% of the average daily net assets attributable to Class R shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,150,305 and $1,088,477 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $ 673,519,774    $ 639,203,292
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 514,425,560
                                                                  =============
Gross unrealized appreciation                                     $  54,106,210
Gross unrealized depreciation                                        (9,421,603)
                                                                  -------------
Net unrealized appreciation                                       $  44,684,607
                                                                  =============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2004 the Fund had loaned securities with a value of $39,246,344, and received cash collateral which was invested in a money market fund valued at $40,250,265 as included in the accompanying portfolio of investments. For the year ended November 30, 2004 the Fund earned fee income of $1,482 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Class R


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                     November 30,   November 30,   November 30    November 30,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold            7,238,856     9,125,172    $103,148,985    $111,918,729
-------------------------------------------------------------------------------
Shares converted
  from Class B           484,538       128,407       6,986,924       1,554,768
-------------------------------------------------------------------------------
Shares redeemed       (4,744,089)   (3,909,984)    (67,118,770)    (45,610,030)
-------------------------------------------------------------------------------
Net increase           2,979,305     5,343,595    $ 43,017,139    $ 67,863,467
===============================================================================

Class B
Shares sold            4,135,410     6,793,783    $ 57,249,878    $ 80,861,501
-------------------------------------------------------------------------------
Shares converted
  to Class A            (499,813)     (131,271)     (6,986,924)     (1,554,768)
-------------------------------------------------------------------------------
Shares redeemed       (3,545,993)   (2,918,910)    (48,720,045)    (33,152,522)
-------------------------------------------------------------------------------
Net increase              89,604     3,743,602    $  1,542,909    $ 46,154,211
===============================================================================

Class C
Shares sold            2,001,187     3,029,991    $ 27,743,251    $ 35,819,659
-------------------------------------------------------------------------------
Shares redeemed       (1,726,540)   (1,060,339)    (23,603,007)    (11,881,550)
-------------------------------------------------------------------------------
Net increase             274,647     1,969,652    $  4,140,244    $ 23,938,109
===============================================================================

                         Year       November 3,       Year         November 3,
                         Ended      2003(a) to        Ended        2003(a) to
                     November 30,   November 30,   November 30,    November 30,
                         2004          2003           2004            2003
                     ------------  ------------  --------------  --------------
Class R
Shares sold               19,114           760    $    266,911    $     10,000
-------------------------------------------------------------------------------
Shares redeemed           (3,415)           -0-        (47,205)             -0-
-------------------------------------------------------------------------------
Net increase              15,699           760    $    219,706    $     10,000
===============================================================================

(a)  Commencement of distributions.


NOTE G

Risk Involved in Investing in the Fund

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility")


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2004.

NOTE I

Components of Accumulated Earnings (Deficit)

As of November 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other gain/(losses)                    $  4,953,316(a)
Undistributed ordinary income                                     1,499,243
Unrealized appreciation/(depreciation)                           44,684,607(b)
                                                               ------------
Total accumulated earnings/(deficit)                           $ 51,137,166
                                                               ============


(a) During the fiscal year, the Fund utilized capital loss carryforwards of $27,775,563.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 25


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                        Class A
                                            ---------------------------------------------------------------
                                                                                                December 22,
                                                           Year Ended November 30,               1999(a) to
                                            --------------------------------------------------   November 30,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $13.27       $10.85       $13.09       $11.42       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)                  .10(c)(d)   (.01)        (.01)        (.07)(c)     (.03)(c)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  1.32         2.43        (2.23)        1.82         1.45
Net increase (decrease) in
  net asset value from
  operations                                    1.42         2.42        (2.24)        1.75         1.42

LESS: DISTRIBUTIONS
Distributions in excess
  of net realized gain on
  investment transactions                         -0-          -0-          -0-        (.08)          -0-
Net asset value,
  end of period                               $14.69       $13.27       $10.85       $13.09       $11.42

TOTAL RETURN
Total investment return based
  on net asset value(e)                        10.70%       22.30%      (17.11)%      15.40%       14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $224,377     $163,169      $75,413      $76,617      $14,583
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.19%        1.51%        1.59%        1.85%        2.50%(f)
  Expenses, before waivers/
    reimbursements                              1.34%        1.51%        1.59%        1.88%        9.25%(f)
  Net investment
    income (loss)                                .73%(c)(d)  (.12)%       (.10)%       (.55)%(c)    (.33)%(c)(f)
Portfolio turnover rate                          132%         159%         218%         299%         249%




See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 27


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class B
                                         ------------------------------------------------------------------
                                                                                                December 22,
                                                          Year Ended November 30,                1999(a) to
                                         -----------------------------------------------------   November 30,
                                             2004           2003          2002         2001         2000
                                         ------------  -------------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $12.92          $10.64       $12.93       $11.36       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)                -0-(c)(d)(g)  (.10)        (.10)        (.16)(c)     (.11)(c)
Net realized and unrealized
  gain (loss) on investment
  transactions                               1.28            2.38        (2.19)        1.81         1.47
Net increase (decrease) in
  net asset value from
  operations                                 1.28            2.28        (2.29)        1.65         1.36

LESS: DISTRIBUTIONS
Distributions in excess
  of net realized gain on
  investment transactions                      -0-             -0-          -0-        (.08)          -0-
Net asset value,
  end of period                            $14.20          $12.92       $10.64       $12.93       $11.36

TOTAL RETURN
Total investment return based
  on net asset value(c)                      9.91%          21.43%      (17.71)%      14.60%       13.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $202,459        $183,098     $110,968      $98,204       $2,597
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           1.92%           2.25%        2.32%        2.55%        3.20%(f)
  Expenses, before waivers/
    reimbursements                           2.07%           2.25%        2.32%        2.60%        8.16%(f)
  Net investment loss                        (.03)%(c)(d)    (.87)%       (.84)%      (1.28)%(c)   (1.08)%(c)(f)
Portfolio turnover rate                       132%            159%         218%         299%(c)      249%(c)



See footnote summary on page 30.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class C
                                        ------------------------------------------------------------------
                                                                                               December 22,
                                                         Year Ended November 30,                 1999(a) to
                                        -----------------------------------------------------   November 30,
                                            2004           2003          2002         2001         2000
                                        ------------  -------------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $12.91          $10.63       $12.92       $11.34       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)               -0-(c)(d)(g)  (.10)        (.10)        (.16)(c)     (.12)(c)
Net realized and unrealized
  gain (loss) on investment
  transactions                              1.28            2.38        (2.19)        1.82         1.46
Net increase (decrease) in
  net asset value from
  operations                                1.28            2.28        (2.29)        1.66         1.34

LESS: DISTRIBUTIONS
Distributions in excess
  of net realized gain on
  investment transactions                     -0-             -0-          -0-        (.08)          -0-
Net asset value,
  end of period                           $14.19          $12.91       $10.63       $12.92       $11.34

TOTAL RETURN
Total investment return based
  on net asset value(d)                     9.91%          21.45%      (17.72)%      14.71%       13.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $82,312         $71,348      $37,810      $35,790       $2,525
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.90%           2.22%        2.30%        2.56%        3.20%(f)
  Expenses, before waivers/
    reimbursements                          2.05%           2.22%        2.30%        2.60%       10.14%(f)
  Net investment loss                       (.01)%(c)(d)    (.84)%       (.82)%      (1.28)%(c)   (1.08)%(c)(f)
Portfolio turnover rate                      132%            159%         218%         299%(c)      249%(c)



See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 29


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                          Class R
                                              -------------------------------
                                                   Year          November 3,
                                                   Ended          2003(h) to
                                                November 30,    November 30,
                                                   2004             2003
                                              --------------   --------------
Net asset value, beginning of period               $13.27          $13.16

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                       .18(c)(d)        -0-(g)
Net realized and unrealized gain on
  investment transactions                            1.21             .11
Net increase in net asset value from
  operations                                         1.39             .11
Net asset value, end of period                     $14.66          $13.27

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    10.48%            .84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $241             $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.45%           1.83%(f)
  Expenses, before waivers/reimbursements            1.59%           1.83%(f)
  Net investment income (loss)                       1.25%(c)(d)     (.26)%(f)
Portfolio turnover rate                               132%            159%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent defered sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Amount is less than $0.005.

(h)  Commencement of distributions.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Focused Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Focused Growth & Income Fund, Inc., formerly AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Focused Growth & Income Fund, Inc. at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
January 10, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 31


                                                              Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso,(2) Senior Vice President
Paul C. Rissman,(2) Senior Vice President
Thomas J. Bardong, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee and the Governance and Nominating Committee.

(2) Messrs. Rissman and Caruso are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH,                          OCCUPATION(S)                        OVERSEEN BY       HELD BY
   (YEAR ELECTED)                       DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #            Investment Adviser and an                       113             None
2 Sound View Drive                  Independent Consultant. He
Suite 100,                          was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been
(1999)                              associated since prior to 2000.
                                    He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief
                                    Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, #**                     Formerly Executive Vice President                94             None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
11/7/30                             Society of the United States;
(1999)                              Chairman and Chief Executive
                                    Officer of Evlico; Director of
                                    Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large, National
                                    Association of Securities Dealers,
                                    Inc.

David H. Dievler, #                 Independent Consultant. Until                    98             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1999)                              responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 33


                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH,                          OCCUPATION(S)                        OVERSEEN BY       HELD BY
   (YEAR ELECTED)                       DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS (continued)

John H. Dobkin, #                   Consultant. Formerly President                   96             None
P.O. Box 12,                        of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002;
2/19/42                             Senior Advisor from June
(1999)                              1999 - June 2000 and President
                                    of Historic Hudson Valley (historic
                                    preservation) from December
                                    1989 - May 1999. Previously, he
                                    was Director of the National
                                    Academy of Design and during
                                    1988-1992, he was Director and
                                    Chairman of the Audit Committee
                                    of ACMC.

Michael J. Downey, #                Consultant since January 2004.                   66         Asia Pacific
c/o Alliance Capital                Formerly managing partner of                                  Fund, Inc.,
Management L.P.                     Lexington Capital, LLC (investment                             and The
1345 Avenue of the                  advisory firm) from 1997 until                               Merger Fund
Americas                            December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEOof Prudential
1/24/44                             Mutual Fund Management
(2005)                              (1987-1993).

INTERESTED DIRECTOR

Marc O. Mayer,+                     Executive Vice President of                      66             None
1345 Avenue of the                  ACMC since 2001; prior thereto,
Americas                            Chief Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
10/2/57                             predecessor since prior to 2000.
(2003)



*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

+ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC, the investment adviser.

#  Member of the Audit Committee and the Governance and Nominating Committee.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



   NAME, ADDRESS*                       POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                    DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President and Chief             See biography above.
10/2/57                             Executive Officer

Paul C. Rissman                     Senior Vice President           Executive Vice President of ACMC,**
11/10/56                                                            with which he has been associated
                                                                    since prior to 2000.

Frank V. Caruso                     Senior Vice President           Senior Vice President of ACMC,** with
10/28/56                                                            which he has been associated since
                                                                    prior to 2000.

Philip L. Kirstein                  Senior Vice President           Senior Vice President, Independent
5/29/45                             and Independent                 Compliance Officer-Mutual Funds of
                                    Compliance Officer              ACMC** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers L.P. since prior to 2000 until
                                                                    March 2003.

Thomas J. Bardong                   Vice President                  Senior Vice President of ACMC,** with
4/28/45                                                             which he has been associated since
                                                                    prior to 2000.

Mark R. Manley                      Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC,** with which he has been
                                                                    associated since prior to 2000.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance
10/4/50                             Financial Officer               Global Investor Services, Inc.
                                                                    ("AGIS"),** and a Vice President of
                                                                    AllianceBernstein Investment Research
                                                                    and Management, Inc. ("ABIRM")** with
                                                                    which he has been associated since
                                                                    prior to 2000.

Vincent S. Noto                     Controller                      Vice President of AGIS,** with which
12/14/64                                                            he has been associated since prior to
                                                                    2000.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 35


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO](AllianceBernstein [LOGO](SM)
Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.


ACBVIDVFAR1104

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                                       Audit-Related
                                                        Audit Fees         Fees             Tax Fees
----------------------------------------------------------------------------------------------------
AllianceBernstein Focused Growth & Income    2003     $35,000          $1,302          $11,466
Fund, Inc..**
                                             2004     $38,000          $4,130          $19,335

** Formerly known as AllianceBernstein Disciplined Value Fund


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                              Total Amount of
                                                                                             Foregoing Column
                                                                                            Pre-approved by the
                                                                                              Audit Committee
                                                                     All Fees for          (Portion Comprised of
                                                                  Non-Audit Services        Audit Related Fees)
                                                                   Provided to the         (Portion Comprised of
                                                                Portfolio, the Adviser           Tax Fees)
                                                                and Service Affiliates
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein Focused Growth & Income    2003              $664,433                  [  $299,768  ]
Fund, Inc.                                                                               (  $288,302  )
                                                                                         (  $ 11,466  )
                                             2004              $1,161,565                [  $173,465  ]
                                                                                         (  $154,130  )
                                                                                         (  $ 19,335  )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.      DESCRIPTION OF EXHIBIT
         -----------      ----------------------
         11 (a) (1)       Code of ethics that is subject to the disclosure of
                          Item 2 hereof

         11 (b) (1)       Certification of Principal Executive Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

         11 (b) (2)       Certification of Principal Financial Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Focused Growth & Income Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    January 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    January 27, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    January 27, 2005